Exhibit 99.1

Playboy Closes China Licensing Joint Venture Deal with United Trademark Group

Completes Initial Sale of 17% of its China Business JV to UTG

Playboy Makes Initial $15 Million Debt Pay Down with Transaction Proceeds

Transaction Advances Asset-Light Strategy and Accelerates Debt Reduction

LOS ANGELES, CA — March 23, 2026 — Playboy, Inc. (NASDAQ: PLBY) (the “Company” or “Playboy”), a global pleasure and leisure company, today announced the initial closing of its previously announced transaction to ultimately sell 50% of its China business to UTG Brands Management Group (“UTG”), an experienced consumer brands operator in China. UTG will now manage all operational aspects of Playboy’s business activities in China, Hong Kong and Macau.

At the initial closing, which occurred on March 20, 2026, UTG acquired a 16.67% equity interest in a joint venture entity that manages and licenses Playboy’s intellectual property in China, Hong Kong and Macau (the “JV”) in exchange for $15 million, all of which Playboy used to pay down its senior secured debt. The Company will use nearly $37 million of the forthcoming transaction proceeds for further debt reduction. Including anticipated reductions in interest expense, the Company expects the transaction to be immediately accretive to earnings.

At the initial closing, Playboy also received a $4 million brand support payment, and Playboy began receiving guaranteed minimum JV distributions. Playboy expects to receive the remaining $30 million of purchase price proceeds for UTG’s acquisition of an additional 33.33% equity interest in the JV and a further $6 million of brand support payments by January 2028. A further minimum of $62 million in total JV distributions will be paid to Playboy through 2033. In addition to the annual guaranteed minimum distribution payments to Playboy, which will equal or exceed its current net cash flows from China, Playboy expects to receive incremental annual distributions from the JV as a result of Playboy’s continued ownership interest in the JV as UTG grows the business.

Ben Kohn, Chief Executive Officer of Playboy, commented: “The closing of this transaction marks a pivotal step in Playboy’s transformation. By securing $122 million in contracted cash payments and immediately deploying proceeds to reduce our debt, we are strengthening our balance sheet while advancing our asset-light strategy. This is exactly the kind of value-creating transaction we set out to execute.

“With UTG now managing day-to-day operations in China, we retain significant economic upside through our ownership in the joint venture while eliminating the complexity and cost of running those operations directly. We believe UTG’s deep expertise in scaling international brands across China will unlock growth that benefits both partners for years to come.”

About United Trademark Group

United Trademark Group (UTG), parent of UTG Brands Management Group Ltd., is a global leader in consumer brands, headquartered in Hong Kong, with offices in Toronto and Paris. Leveraging world-class product development, expert supply chain capabilities, and an unrivaled retail distribution network in China, UTG has transformed multiple brands into household names across the region.

Currently managing a diverse portfolio of over 10 brands, UTG generates more than $1.5 billion in annual retail sales across 12 countries. UTG’s offerings span a wide range of industries, including lifestyle apparel, footwear, accessories, and more. Through a mix of owned and licensed brands, UTG develops innovative lifestyle and fashion products that resonate with consumers around the world.

UTG is committed to building brands that go beyond products, creating lifestyles that connect people to the activities and experiences they love.

About Playboy, Inc.

Playboy (Nasdaq: PLBY) is a global pleasure and leisure company, built on one of the most globally recognized brands. By leveraging its iconic intellectual property, Playboy pursues an asset-light model across licensing, digital content, consumer products and experiential offerings, helping consumers worldwide to live more fulfilling lives. To learn more, please visit https://investors.playboy.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance, business plans and anticipated financial impacts of its strategic partnerships, opportunities and transactions.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, but are not limited to: (1) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (2) the risk that the Company’s completed or proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from any transactions; (3) the ability to recognize the anticipated benefits of corporate transactions, commercial collaborations, cost reduction initiatives and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and the Company’s ability to retain its key employees; (4) costs related to being a public company, corporate transactions, commercial collaborations and proposed transactions; (5) changes in applicable laws or regulations; (6) the possibility that the Company may be adversely affected by global hostilities, supply chain delays, inflation, interest rates, tariffs, foreign currency exchange rates or other economic, business, and/or competitive factors; (7) risks relating to the uncertainty of the projected financial information of the Company, including changes in the Company’s estimates of cash flows and the fair value of certain of its intangible assets, including goodwill; (8) risks related to the organic and inorganic growth of the Company’s businesses, and the timing of expected business milestones; (9) changing demand or shopping patterns for the Company’s products and services; (10) failure of licensees, suppliers or other third-parties to fulfill their obligations to the Company; (11) the Company’s high concentration of licensing revenue from a small number of licensees; (12) the Company’s ability to comply with the terms of its indebtedness and other obligations; (13) changes in financing markets or the inability of the Company to obtain financing on attractive terms; and (14) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Investor Relations Contact

Lucas A. Zimmerman

Managing Director

MZ Group – MZ North America

+1 (949) 259-4987

PLBY@mzgroup.us

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